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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 5, 2005

OPTEUM MORTGAGE ACCEPTANCE CORPORATION (as company under a Pooling and Servicing Agreement, dated as of April 1, 2005, providing for, inter alia, the issuance of Asset-Backed Pass-Through Certificates, Series 2005-2)


                     OPTEUM MORTGAGE ACCEPTANCE CORPORATION
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             (Exact name of registrant as specified in its charter)

     DELAWARE                         333-120965                 90-0098699
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(State or Other Jurisdiction         (Commission              (I.R.S. Employer
of Incorporation)                    File Number)            Identification No.)


W. 115 Century Road
Paramus, New Jersey                                                 07652
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(Address of Principal                                             (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (201) 225-2006

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (a)    Not applicable

            (b)    Not applicable

            (c)    Exhibits:

            8.1    Opinion of Thacher Proffitt & Wood



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        OPTEUM MORTGAGE
                                        ACCEPTANCE CORPORATION

                                        By:  /S/ FRANK PLENSKOFSKI
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                                        Name:   Frank Plenskofski
                                        Title:  Vice President and Treasurer

Dated: April 5, 2005